                                                        Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96
    ------------------------------------------

    ------------------------------------------
    JUDGE: Barbara J. Houser
    ------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: APRIL 30, 2001

    IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

    RESPONSIBLE PARTY:

      /s/ Drew Keith                                                                    Chief Financial Officer
      -------------------------------------------------------           -----------------------------------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                 TITLE

      Drew Keith                                                                              05/21/2001
      -------------------------------------------------------           -----------------------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                                                       DATE

      PREPARER:

      /s/ Jessica L. Wilson                                                             Chief Accounting Officer
      -------------------------------------------------------           -----------------------------------------------------
      ORIGINAL SIGNATURE OF PREPARER                                                          TITLE

      Jessica L. Wilson                                                                       05/21/2001
      -------------------------------------------------------           -----------------------------------------------------
      PRINTED NAME OF PREPARER                                                                DATE

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report

        -------------------------------------------------------------------
        CASE NAME:  Kitty Hawk Charters, Inc.                                                               ACCRUAL BASIS-1
        -------------------------------------------------------------------

        -------------------------------------------------------------------
        CASE NUMBER: 400-42143-BJH                                                        02/13/95, RWD, 2/96
        -------------------------------------------------------------------


        -------------------------------------------------------------------

        COMPARATIVE BALANCE SHEET

        -----------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE                 MONTH             MONTH        MONTH
                                                                             --------------------------------------------------
        ASSETS                                           AMOUNT                April 2001
        -----------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                           $    15,476            $    36,106           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                    $         0           $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                  $    15,476            $    36,106           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                   $13,356,789            $ 2,459,581           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                          $ 4,662,173           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                   $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                   $   119,764           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                         $37,290,970            $50,145,789           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                        $50,663,235            $57,423,413           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT                 $17,083,867            $16,846,862           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        11.     LESS:  ACCUMULATED
                DEPRECIATION / DEPLETION                                           $ 7,822,606           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                   $17,083,867            $ 9,024,256           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                  $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                                         $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)
        -----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                                $67,747,102            $66,447,669           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        -----------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                   $   333,788           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                      $(1,079,519)          $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                      $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                  $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                       $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                                $ 1,511,895           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION LIABILITIES                                     $   766,164           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        -----------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                $   152,776            $    34,188           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                               $   380,384            $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                              $10,596,326            $18,129,187           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                                $         0           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES               $11,129,486            $18,163,375           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                           $11,129,486            $18,929,539           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        EQUITY
        -----------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                         $49,811,125           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                   $(2,292,995)          $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        -----------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                $         0            $47,518,130           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                              $11,129,486            $66,447,669           $0                 $0
        -----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                  Monthly Operating Report
        -----------------------------------------------
        CASE  NAME:  Kitty Hawk Charters, Inc.                           ACCRUAL BASIS-2
        -----------------------------------------------

        -----------------------------------------------
        CASE  NUMBER: 400-42143-BJH                                               02/13/95, RWD, 2/96
        -----------------------------------------------

        -----------------------------------------------
        INCOME STATEMENT

        -----------------------------------------------------------------------------------------------------------------------
                                                                  MONTH            MONTH            MONTH             QUARTER
                                                      ---------------------------------------------------------
        REVENUES                                             April 2001                                                TOTAL
        -----------------------------------------------------------------------------------------------------------------------
        1.     GROSS  REVENUES                               $1,546,826               $0              $0            $1,546,826
        -----------------------------------------------------------------------------------------------------------------------
        2.     LESS:  RETURNS & DISCOUNTS                    $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        3.     NET  REVENUE                                  $1,546,826               $0              $0            $1,546,826
        -----------------------------------------------------------------------------------------------------------------------
        COST  OF  GOODS  SOLD
        -----------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                      $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        5.     DIRECT  LABOR                                 $        0               $0              $0            $        0
        ----------------------------------------------------------------------------------------------------------------------
        6.     DIRECT  OVERHEAD                              $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        7.     TOTAL  COST  OF  GOODS  SOLD                  $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        8.     GROSS  PROFIT                                 $1,546,826               $0              $0            $1,546,826
        -----------------------------------------------------------------------------------------------------------------------
        OPERATING  EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER  COMPENSATION               $   10,000               $0              $0            $   10,000
        -----------------------------------------------------------------------------------------------------------------------
        10.    SELLING  &  MARKETING                         $        0               $0              $0            $        0
        ----------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                      $  120,936               $0              $0            $  120,936
        -----------------------------------------------------------------------------------------------------------------------
        12.    RENT  &  LEASE                                $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                           $1,497,991               $0              $0            $1,497,991
        -----------------------------------------------------------------------------------------------------------------------
        14.    TOTAL  OPERATING  EXPENSES                    $1,628,927               $0              $0            $1,628,927
        -----------------------------------------------------------------------------------------------------------------------
        15.    INCOME  BEFORE  NON-OPERATING
               INCOME & EXPENSE                                ($82,101)              $0              $0              ($82,101)
        -----------------------------------------------------------------------------------------------------------------------
        OTHER  INCOME  &  EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT.  LIST)             $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT.  LIST)            $        0               $0              $0            $        0
        ----------------------------------------------------------------------------------------------------------------------
        18.    INTEREST  EXPENSE                             $      375               $0              $0            $      375
        -----------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                      $  175,697               $0              $0            $  175,697
        -----------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                  $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                           $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        22.    NET  OTHER INCOME & EXPENSES                  $  176,072               $0              $0            $  176,072
        -----------------------------------------------------------------------------------------------------------------------
        REORGANIZATION  EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL  FEES                            $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        24.    U.S.  TRUSTEE  FEES                           $        0               $0              $0            $        0
        ----------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                           $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        26.    TOTAL  REORGANIZATION  EXPENSES               $        0               $0              $0            $        0
        -----------------------------------------------------------------------------------------------------------------------
        27.    INCOME  TAX                                     ($35,835)              $0              $0              ($35,835)
        -----------------------------------------------------------------------------------------------------------------------
        28.    NET  PROFIT  (LOSS)                            ($222,338)              $0              $0             ($222,338)
        -----------------------------------------------------------------------------------------------------------------------

=============================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Monthly Operating Report

        --------------------------------------------------------------------------------
        CASE  NAME:  Kitty Hawk Charters, Inc.                                                     ACCRUAL BASIS-3
        --------------------------------------------------------------------------------

        --------------------------------------------------------------------------------
        CASE  NUMBER: 400-42143-BJH                                                                     02/13/95, RWD, 2/96
        --------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        CASH  RECEIPTS  AND                                   MONTH             MONTH           MONTH                  QUARTER
                                                      ---------------------------------------------------------
        DISBURSEMENTS                                      April 2001                                                   TOTAL
        -----------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING  OF  MONTH                        $   57,415                $0              $0      $   57,415
        -----------------------------------------------------------------------------------------------------------------------
        RECEIPTS  FROM  OPERATIONS
        -----------------------------------------------------------------------------------------------------------------------
        2.     CASH  SALES                                        $        0                $0              $0      $        0
        -----------------------------------------------------------------------------------------------------------------------
        COLLECTION  OF  ACCOUNTS  RECEIVABLE
        -----------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                        $        0                $0              $0      $        0
        -----------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                       $1,723,932                $0              $0      $1,723,932
        -----------------------------------------------------------------------------------------------------------------------
        5.     TOTAL  OPERATING  RECEIPTS                         $1,723,932                $0              $0      $1,723,932
        -----------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -----------------------------------------------------------------------------------------------------------------------
        6.     LOANS  &  ADVANCES  (ATTACH  LIST)                 $        0                $0              $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        7.     SALE  OF  ASSETS                                   $        0                $0              $0              $0
        -----------------------------------------------------------------------------------------------------------------------
        8.     OTHER  (ATTACH  LIST)                             ($1,745,241)               $0              $0     ($1,745,241)
        -----------------------------------------------------------------------------------------------------------------------
        9.     TOTAL  NON-OPERATING  RECEIPTS                    ($1,745,241)               $0              $0     ($1,745,241)
        -----------------------------------------------------------------------------------------------------------------------
        10.    TOTAL  RECEIPTS                                      ($21,309)               $0              $0        ($21,309)
        -----------------------------------------------------------------------------------------------------------------------
        11.    TOTAL  CASH  AVAILABLE                             $   36,106                $0              $0     $    36,106
        -----------------------------------------------------------------------------------------------------------------------
        OPERATING  DISBURSEMENTS
        -----------------------------------------------------------------------------------------------------------------------
        12.    NET  PAYROLL                                       $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                 $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        14.    SALES,  USE  &  OTHER  TAXES  PAID                 $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                          $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                          $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                          $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY  PURCHASES                               $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE  EXPENSES                                  $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                             $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                      $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS  &  MAINTENANCE                            $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                           $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                        $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        25.    OTHER  (ATTACH  LIST)                              $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        26.    TOTAL  OPERATING  DISBURSEMENTS                    $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        REORGANIZATION  EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL  FEES                                 $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        28.    U.S.  TRUSTEE  FEES                                $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        29.    OTHER  (ATTACH  LIST)                              $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        30.    TOTAL  REORGANIZATION  EXPENSES                    $        0                $0              $0     $         0
        -----------------------------------------------------------------------------------------------------------------------
        31.    TOTAL  DISBURSEMENTS                               $        0                $0              $0     $         0
        ------------------------------------------------------------------------------------------------------------------------
        32.    NET  CASH  FLOW                                      ($21,309)               $0              $0        ($21,309)
        -----------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                $   36,106                $0              $0     $    36,106
        -----------------------------------------------------------------------------------------------------------------------

===============================================================================

-------------------------------------------------------------------------------

                                                                                        Monthly Operating Report

  -----------------------------------------------------------------
  CASE  NAME:  Kitty Hawk Charters, Inc.                                            ACCRUAL BASIS-4
  -----------------------------------------------------------------

  -----------------------------------------------------------------
  CASE  NUMBER: 400-42143-BJH                                                       02/13/95, RWD, 2/96
  -----------------------------------------------------------------


  ------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE        MONTH           MONTH           MONTH
                                                                        --------------------------------------------
  ACCOUNTS RECEIVABLE AGING                                 AMOUNT       April 2001
  ------------------------------------------------------------------------------------------------------------------
  1.    0-30                                                             $1,211,774       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  2.    31-60                                                            $  246,468       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  3.    61-90                                                            $  189,371       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  4.    91+                                                              $  811,968       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  5.    TOTAL ACCOUNTS RECEIVABLE                         $        0     $2,459,581       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                  $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  7.    ACCOUNTS RECEIVABLE (NET)                         $        0     $2,459,581       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:        April 2001
                                                                                        ----------------------------

  ------------------------------------------------------------------------------------------------------------------
                                           0-30               31-60         61-90            91+
  TAXES PAYABLE                            DAYS               DAYS           DAYS           DAYS           TOTAL
  ------------------------------------------------------------------------------------------------------------------
  1.    FEDERAL                        ($1,103,969)       $        0     $        0       $      0      ($1,103,969)
  ------------------------------------------------------------------------------------------------------------------
  2.    STATE                           $   24,450        $        0     $        0       $      0       $   24,450
  ------------------------------------------------------------------------------------------------------------------
  3.    LOCAL                           $        0        $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  4.    OTHER (ATTACH LIST)             $        0        $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  5.    TOTAL TAXES PAYABLE            ($1,079,519)       $        0     $        0       $      0      ($1,079,519)
  ------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------
  6.    ACCOUNTS PAYABLE                $   34,147        $  129,252     $    2,090       $168,299       $  333,788
  ------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                             MONTH:        April 2001
                                                                                        ----------------------------

  ------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING         AMOUNT                         ENDING
                                                            TAX         WITHHELD AND/      AMOUNT          TAX
  FEDERAL                                                LIABILITY*       0R ACCRUED        PAID         LIABILITY
  ------------------------------------------------------------------------------------------------------------------
  1.    WITHHOLDING**                                     $        0     $  159,536       $159,536       $        0
  ------------------------------------------------------------------------------------------------------------------
  2.    FICA-EMPLOYEE**                                   $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  3.    FICA-EMPLOYER**                                   $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  4.    UNEMPLOYMENT                                      $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  5.    INCOME                                           ($1,068,134)   ($   35,835)      $      0      ($1,103,969)
  ------------------------------------------------------------------------------------------------------------------
  6.    OTHER (ATTACH LIST)                               $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  7.    TOTAL FEDERAL TAXES                              ($1,068,134)    $  123,701       $159,536      ($1,103,969)
  ------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ------------------------------------------------------------------------------------------------------------------
  8.    WITHHOLDING                                       $        0     $        0       $      0       $0
  ------------------------------------------------------------------------------------------------------------------
  9.    SALES                                             $      323     $        0       $      0       $      323
  ------------------------------------------------------------------------------------------------------------------
  10.   EXCISE                                            $   15,694     $   14,542       $  6,109       $   24,127
  ------------------------------------------------------------------------------------------------------------------
  11.   UNEMPLOYMENT                                      $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  12.   REAL PROPERTY                                     $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  13.   PERSONAL PROPERTY                                 $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  14.   OTHER (ATTACH LIST)                               $        0     $        0       $      0       $        0
  ------------------------------------------------------------------------------------------------------------------
  15.   TOTAL STATE & LOCAL                               $   16,017     $   14,542       $  6,109       $   24,450
  ------------------------------------------------------------------------------------------------------------------
  16.   TOTAL TAXES                                      ($1,052,117)    $  138,243       $165,645      ($1,079,519)
  ------------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------------
  CASE NAME:  Kitty Hawk Charters, Inc.             ACCRUAL BASIS-5
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
  --------------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:     April 2001
                                                                    -------------------------------------------------
  ------------------------------------------------
  BANK  RECONCILIATIONS

                                                        Account #1           Account #2         Account #3
  --------------------------------------------------------------------------------------------------------------------------------
  A.          BANK:                                     Bank One             Sun Trust
  ---------------------------------------------------------------------------------------------------------------
  B.          ACCOUNT NUMBER:                           100128198             5572932                                    TOTAL
  ---------------------------------------------------------------------------------------------------------------
  C.          PURPOSE (TYPE):                            Deposit             Operating
  --------------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                    $     0               $4,509                                   $ 4,509
  --------------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED              $     0               $    0                                   $     0
  --------------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                  $     0               $    0                                   $     0
  --------------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                       $16,214               $    0                                   $16,214
  --------------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                   $16,214               $4,509            $     0                $20,723
  --------------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN                  No checks            No checks
  --------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------
  INVESTMENT ACCOUNTS

  --------------------------------------------------------------------------------------------------------------------------------
                                                             DATE OF           TYPE OF           PURCHASE            CURRENT
  BANK, ACCOUNT NAME &  NUMBER                              PURCHASE          INSTRUMENT          PRICE               VALUE
  --------------------------------------------------------------------------------------------------------------------------------
  7.      N/A
  --------------------------------------------------------------------------------------------------------------------------------
  8.      N/A
  --------------------------------------------------------------------------------------------------------------------------------
  9.      N/A
  --------------------------------------------------------------------------------------------------------------------------------
  10.     N/A
  --------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                         $  0               $     0
  --------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------
  CASH

  --------------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                             $15,383
  --------------------------------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                                    $36,106
  --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Monthly Operating Report

       ----------------------------------------------
       CASE NAME:  Kitty Hawk Charters, Inc.                                                    ACCRUAL BASIS-6
       ----------------------------------------------
       ----------------------------------------------
       CASE NUMBER: 400-42143-BJH                                                                       02/13/95, RWD, 2/96
       ----------------------------------------------

                                                                                    MONTH:              April 2001

       ----------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ----------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------------------------------
                                                   INSIDERS
       -------------------------------------------------------------------------------------------------
                                              TYPE OF                 AMOUNT            TOTAL PAID
                     NAME                     PAYMENT                  PAID               TO DATE
       -------------------------------------------------------------------------------------------------
       1.   Toby Skaar                       Salary                    $     0             $  4,808
       -------------------------------------------------------------------------------------------------
       2.   Doug Kalitta                     Salary                    $10,000             $130,000
       -------------------------------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                                $10,000             $134,808
       -------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------------
                                                                    PROFESSIONALS
       ---------------------------------------------------------------------------------------------------------------------------
                                        DATE OF COURT                                                                     TOTAL
                                      ORDER AUTHORIZING       AMOUNT              AMOUNT            TOTAL PAID           INCURRED
                          NAME             PAYMENT           APPROVED              PAID               TO DATE           & UNPAID *
       ---------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ---------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                        $0                  $0                  $0                 $0
       ---------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       ---------------------------------------------------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED             AMOUNTS
                                                                     MONTHLY               PAID                TOTAL
                                                                     PAYMENTS             DURING              UNPAID
                          NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
       ---------------------------------------------------------------------------------------------------------------------
       1.   GE Capital                                                  $11,579             $11,579                  $0
       ---------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ---------------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                       $11,579             $11,579                  $0
       ---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Monthly Operating Report

        --------------------------------------------------------
        CASE NAME: Kitty Hawk Charters, Inc.                                                     ACCRUAL BASIS-7
        --------------------------------------------------------
        --------------------------------------------------------
        CASE NUMBER: 400-42143-BJH                                                                    02/13/95, RWD, 2/96
        --------------------------------------------------------

                                                                                                  MONTH: April 2001
                                                                                                         ------------------------
        -------------------------------
        QUESTIONNAIRE
        ---------------------------------------------------------------------------------------------------------------------------
                                                                                                               YES           NO
        ---------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                           X
        ---------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                     X
        ---------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                                               X
        ---------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                          X
        ---------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                                         X
        ---------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                   X
        ---------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                                      X
        ---------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                               X
        ---------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                     X
        ---------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                                    X
        ---------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                                              X
        ---------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                X
        ---------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        Item 4 - Payments have been made on the GE Capital Note, secured by one Learjet.
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------

        -------------------------------
        INSURANCE
        ---------------------------------------------------------------------------------------------------------------------------
                                                                                                               YES           NO
        ---------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                                         X
        ---------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                           X
        ---------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ---------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------
        ------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT  PAYMENTS
        ---------------------------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                                      PAYMENT AMOUNT
                     POLICY                            CARRIER                    PERIOD COVERED                  & FREQUENCY
        ---------------------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        ---------------------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    CASE  NAME:  Kitty Hawk Charters, Inc.                 FOOTNOTES SUPPLEMENT
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    CASE  NUMBER: 400-42143-BJH                             ACCRUAL BASIS
    ----------------------------------------------------------------------------

                                                          MONTH:  April 2001
                                                                ------------

    -------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER      LINE NUMBER                          FOOTNOTE / EXPLANATION
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              6                                     All Professional fees related to the Reorganization of the
    -------------------------------------------------------------------------------------------------------------------------------
                                                      Company are disbursed out of Kitty Hawk, Inc. (Parent
    -------------------------------------------------------------------------------------------------------------------------------
                                                      Company). Refer to Case # 400-42141
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              7                                     All insurance plans related to the Company are carried
    -------------------------------------------------------------------------------------------------------------------------------
                                                      at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -------------------------------------------------------------------------------------------------------------------------------
                                                      400-42141.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              3                          3          The current general ledger system is not able to provide a detail of
    -------------------------------------------------------------------------------------------------------------------------------
                                                       customer cash receipts segregated by prepetion accounts receivable
    -------------------------------------------------------------------------------------------------------------------------------
                                                       and post petition accounts receivable. Therefore, cash receipts
    -------------------------------------------------------------------------------------------------------------------------------
                                                       is provided in total for the month.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              3                          8          All cash received into the Company cash accounts is swept
    -------------------------------------------------------------------------------------------------------------------------------
                                                       each night to Kitty Hawk, Inc. Master Account (see Case
    -------------------------------------------------------------------------------------------------------------------------------
                                                       #400-42141).
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              3                         31          All disbursements (either by wire transfer or check), including payroll are
    -------------------------------------------------------------------------------------------------------------------------------
                                                       disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -------------------------------------------------------------------------------------------------------------------------------
                                                       account.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              4                         6           All assessment of uncollectible accounts receivable are done
     -------------------------------------------------------------------------------------------------------------------------------
                                                       at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    -------------------------------------------------------------------------------------------------------------------------------
                                                       are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -------------------------------------------------------------------------------------------------------------------------------
                                                       as deemed necessary.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              4                         6           Accounts payable on the aging are in the 60 and 90 day categories due to wire
    -------------------------------------------------------------------------------------------------------------------------------
                                                       transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    -------------------------------------------------------------------------------------------------------------------------------
                                                       aging and invoices on Kitty Hawk Charters Aging. Company is working on
    -------------------------------------------------------------------------------------------------------------------------------
                                                       clearing these items.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              3                         28          All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------

CASE  NAME: Kitty Hawk Charters, Inc.

CASE  NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                                               April 2001
8.    OTHER (ATTACH LIST)                                                  $     50,145,789  Reported
                                                                          -----------------
           Intercompany Receivables                                              49,556,813
           A/R 401(k) Loan                                                           (1,910)
           A/R Employees                                                              3,219
           A/R Clothing Sales                                                        28,872
           A/R Other                                                                267,277
           A/R Aging reconciling item                                                69,012
           A/R Accrued                                                               46,032
           Fuel Inventory                                                            20,352
           Security Deposit                                                         156,122
                                                                          -----------------
                                                                                 50,145,789  Detail
                                                                          -----------------
                                                                                          -  Difference

22.   OTHER (ATTACH LIST)                                                  $      1,511,895  Reported
                                                                          -----------------
           Customer Deposits                                                         37,978
           Accrued charter expenses                                                 705,419
           Accrued Salaries/Wages                                                   287,404
           Accrued 401(k)                                                               (88)
           A/P Aging reconciling item                                                20,496
           Misc                                                                      26,630
           Accrued Fuel                                                             434,056
                                                                          -----------------
                                                                                  1,511,895  Detail
                                                                          -----------------
                                                                                          -  Difference
ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                                  $      1,497,991  Reported
                                                                          -----------------
           Ondemand costs                                                           168,799
           135 Airline charter costs                                                 21,928
           Parts Lease                                                                    -
           Fuel                                                                     461,434
           Wages                                                                    567,127
           Travel expense                                                            44,783
           Insurance                                                                 45,954
           Rotables/Repair/Consumables                                              150,862
           Shipping                                                                   4,924
           Charts                                                                       126
           Pre-emp testing                                                                -
           Shop materials/equip rental                                               32,054
           Maintenance allocation                                                         -
                                                                          -----------------
                                                                                  1,497,991  Detail
                                                                          -----------------
                                                                                          -  Difference
ACCRUAL BASIS-3
8.    OTHER (ATTACH LIST)                                                        (1,745,241) Reported
                                                                          -----------------
           Credit card charges                                                       (5,508)
           Sweeps to Kitty Hawk, Inc.                                            (1,739,733) Detail
                                                                          -----------------
                                                                                 (1,745,241) Detail
                                                                          -----------------
                                                                                          -  Difference